UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund
(Exact name of registrant as specified in charter)

c/o Nanking Road Capital Management, LLC
111 Gillett Street
 Hartford, CT 06105
(Address of principal executive offices) (Zip code)

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02196-3604
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 343-9567

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Trustees and Officers:
Pedro-Pablo Kuczynski, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman, Trustee and
Audit Committee Member
David N. Laux, Trustee
Tsung-Ming Chung, Trustee and Audit Committee
Member
Edward B. Collins, Trustee and Audit Committee
Member
Robert P. Parker, Trustee and Audit Committee
Member
Steven R. Champion, President, Chief Executive
Officer and Portfolio Manager
Regina Foley, Chief Financial Officer,
Treasurer and Secretary

Manager:
Nanking Road Capital Management, LLC
111 Gillett Street
Hartford, CT 06105
U.S.A.
Tel: (860) 278-7888

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent, Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane – Plaza Level
New York, NY 10038
U.S.A.
Telephone: (866) 624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60  East 42nd Street, Suite 916
New York, NY 10165
U.S.A.
Telephone: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance US LLP
1 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV, please call toll free
1-800-343-9567.
Current and historical (from 2/27/2004) NAV information can be found on the Fund’s website at www.taiwangreaterchinafund.com
Semi-Annual Report June 30, 2010

Dear Shareholders

Even as the island’s economy continued to prosper during the six months ended June 30, 2010 and the landmark Economic Cooperation Framework Agreement (“ECFA”) was signed with China on June 29, 2010, Taiwan’s stock market as measured by the MSCI Taiwan index produced negative total returns of 12.4% as measured in U.S. dollar terms. The Fund’s stock price and net asset value declined 12.7% and 15.6%, respectively, during the six-month period. The decline in net asset value return was net of expenses and taxes of 1.40%. The volatility of the overall Taiwan stock market, based on the 30-day annualized rate calculated by Bloomberg rose sharply to 23.3% at the end of the second quarter, compared to 14.1% at March 31, 2010 and 15.2% at year-end 2009.

The Taiwan Greater China Fund’s (the “Fund”) discount to net asset value averaged 8.4% during the second quarter, down from 9.6% during the first quarter of 2010 and 9.2% for 2009 as a whole. The Fund’s discount to net asset value averaged 9.0% during the six months ended June 30, 2010. The highest closing discount during the quarter was 11.6% recorded on June 4th, and the lowest closing discount was the 5.9% recorded on May 3rd. The Fund’s mean and median daily trading volume for the quarter declined 13.3% and 19.4%, respectively, to 21,167 and 12,364 shares. Additionally, as compared to the six months ended June 30, 2009, the Fund’s mean and median trading volume declined 19.9% and 25.8%, respectively.

The Fund’s net asset value performance remains highly correlated to the overall performance of the Taiwan stock market during the past year with an R-squared of 0.97 relative to the MSCI Taiwan index. The Fund’s beta is 0.98, indicating that the Fund’s net asset value is slightly less volatile than the overall Taiwan market. The Fund produced an alpha (a measure of “excess return,” which cannot be explained by the risk level) of 3 basis points per week relative to the index.

Market valuations for the Fund’s portfolio of high quality companies at the end of the first quarter present a highly attractive picture. According to Bloomberg statistics, the heavily technology-weighted portfolio had a weighted average forward price-earnings ratio of 11.7, a weighted average price-book ratio of 2.4, a weighted average cash dividend yield of 3.8%, and a weighted average return on equity of 18.7%. The Fund generally holds shares in companies with high liquidity levels, low leverage, and high quality earnings.

The Fund uses Bloomberg to provide attribution analysis for its portfolio. The Bloomberg analysis compares the New Taiwan dollar (“NT$”) total returns of the Fund’s portfolio to the NT$ total returns of the Fund’s benchmarks.

For the year-to-date period ending June 30, 2010, the NT$ return of the Fund’s portfolio was approximately –12.9% while the return of MSCI Taiwan index was approximately –11.8%. Therefore, the active return for the Fund was approximately –1.1%. Sector allocation contributed approximately +2.2% to the active return while asset selection contributed 1.0%. There was also contribution of approximately -0.1% due to currency, a result of holding two Hong Kong positions. Our underweight to financial, overweight to basic material, and overweight to consumer non-cyclical sectors were the primary drivers to our positive active return over the past year. The primary detractor from this performance for the one year period ended June 30, 2010 was our security selections in the consumer cyclical sector. For the three months ended June 30, 2010, the portfolio returned approximately -9.8%. This was worse than the roughly -8.2% return generated by the MSCI Taiwan index over the same period. The resulting active return of about -1.6% was attributable mainly to our poorly performing security selections in the communications, technology, financial, and consumer cyclical sectors. During the three months ended June 30, 2010, the brightest spot was our slight overweight to and security selections in the consumer non-cyclical sector.

The ECFA was signed between Taiwan and China on June 29, 2010 in Chongqing. This landmark agreement will lower tariff rates on 539 categories of Taiwan products and 267 categories of products from China. It is estimated that this will save Taiwan exporters approximately $1 billion in customs duties. This “early harvest” list includes significant benefits for Taiwan’s financial sector as it expands into mainland China. The agreement is expected to increase Taiwan’s annual economic growth rate by approximately 0.4%.

Chinese tourists continue to visit Taiwan in record numbers, with approximately 4,505 tourists arriving per day in May. Twenty-eight new weekly flights were added between Taipei’s Songshan airport and Hongqiao in Shanghai. This is in addition to the existing 56 weekly flights from Songshan to Shanghai’s Pudong Airport.

Taiwan’s economy continues to strengthen with Citibank increasing its projection of 2010 growth in gross domestic product to 7.0%. During May 2010, export orders reached $33.7 billion, the third highest level on record with overseas production exceeding 50% for the third consecutive month. Taiwan’s foreign exchange reserves rose to a new high of $360.1 billion, making Taiwan the world’s sixth largest net creditor nation.

We believe that a portfolio of Taiwan-based companies, which conduct significant business operations in China, offers investors an attractive long-term investment opportunity.

Yours truly,

Steven R. Champion
President, CEO and Portfolio Manager

July 31, 2010

TAIWAN GREATER CHINA FUND
PORTFOLIO HIGHLIGHTS
Schedule of Investments by Industry as of June 30, 2010 (Unaudited)

Industry Diversification

		Percent of
Industry	U.S. $ Value	Net Assets

Computer Systems & Hardware	14,642,024	21.56%

Semiconductors	12,930,909	19.04

Plastics	8,574,287	12.63

Electronic Components	7,557,736	11.12

Flat-Panel Displays	3,948,918	5.81

Food	3,321,636	4.88

Steel	3,239,868	4.77

Financial Services	2,605,691	3.84

Computer Peripherals/ODM	2,405,251	3.54

Cement	1,833,533	2.70

Electronics/Other	1,705,890	2.52

Other Non-Tech	1,533,131	2.26

Textiles	868,606	1.28

Rubber	825,433	1.22

Glass, Paper & Pulp	601,575	0.89

Electrical & Machinery	422,792	0.62

Retailing	389,522	0.58

Transportation	288,892	0.43

Hotels	94,583	0.14

Internet Content-Entertainment	74,074	0.11

Short-Term Securities	71,203	0.10

Liabilities (Net of Other Assets)	(29,513)	(0.04)

Net Assets	67,906,041	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2010

COMMON STOCK — 99.94%

Shares			% of	U.S. Dollar
Cement — 2.70%			Net Assets	Value
878,683		Asia Cement Corp.	1.14	$775,048
1,248,373		Taiwan Cement Corp.	1.56	1,058,485
				1,833,533
Computer Peripherals/ODM — 3.54%
165,628		Chicony Electronics Co., Ltd.	0.54	369,863
93,843		HTC Corp.	1.85	1,253,280
709,350		lite-on Technology Corp.	1.15	782,108
				2,405,251
Computer Systems & Hardware — 21.56%
431,397		Acer Inc.	1.48	1,007,564
289,834		Asustek Computer Inc.	3.18	2,155,922
780,676		Compal Electronics Inc.	1.38	937,126
2,145,860		Hon Hai Precision Industry Co., Ltd.	11.19	7,597,734
1,021,046		Quanta Computer Inc.	2.73	1,855,150
736,300		Wistron Corp.	1.60	1,088,528
				14,642,024
Electrical & Machinery — 0.62%
348,000		Teco Electric & Machinery Co., Ltd.	0.21	143,750
751,837	*	Walsin Lihwa Corp.	0.41	279,042
				422,792
Electronic Components — 11.12%
263,343		Catcher Technology Co., Ltd.	0.84	572,529
417,000		Coretronic Corp.	0.91	616,483
681,991		Delta Electronics Inc.	3.23	2,192,284
215,658	*	E Ink Holdings Inc.	0.39	264,905
137,715		Everlight Electronics Co.	0.52	354,152
226,034		Foxconn Technology Co., Ltd.	1.11	754,675
780,092	*	Pegatron Corp.	1.07	728,062
132,405		Shin Zu Shing Co., Ltd.	0.59	402,181
81,100		Simplo Technology Co., Ltd.	0.65	442,055
236,450		TXC Corp.	0.54	367,921
422,000		WPG Holdings Co., Ltd.	1.16	786,396
10,000		Young Fast Optoelectronics Co., Ltd.	0.11	76,093
				7,557,736
Electronics/Other — 2.52%
199,000		Lumax International Corp., Ltd.	0.48	323,864
634,776		Synnex Technology International Corp.	2.04	1,382,026
				1,705,890

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Schedule of Investments (Continued) (Unaudited) / June 30, 2010

Shares			% of	U.S. Dollar
Financial Services — 3.84%			Net Assets	Value
1,151,000		Cathay Financial Holding Co., Ltd.	2.53	$1,717,697
792,000		Fubon Financial Holding Co., Ltd.	1.31	887,994
				2,605,691
Flat-Panel Displays — 5.81%
3,182,292	*	AU Optronics Corp.	4.19	2,846,495
1,062,732	*	Chimei Innolux Corp.	1.62	1,102,423
				3,948,918
Food — 4.88%
151,375		Great Wall Enterprises Co.	0.19	131,876
436,000		Tingyi (Cayman Islands) Holdings Corp.	1.58	1,075,368
1,317,266		Uni-President Enterprise Corp.	2.14	1,456,469
776,000		Want Want China Holdings, Ltd.	0.97	657,923
				3,321,636
Glass, Paper & Pulp — 0.89%
654,365		Taiwan Glass Industrial Corp.	0.89	601,575

Hotels — 0.14%
7,700		Formosa International Hotels Corp.	0.14	94,583

Internet Content-Entertainment — 0.11%
9,000		Chinese Gamer International Corp.	0.11	74,074

Plastics — 12.63%
1,069,897		Formosa Chemicals & Fiber Corp.	3.63	2,462,283
1,491,271		Formosa Plastics Corp.	4.64	3,149,512
1,844,968		Nan Ya Plastics Corp.	4.36	2,962,492
				8,574,287
Retailing — 0.58%
87,850		Far Eastern Department Stores Co., Ltd.	0.11	72,168
107,445		President Chain Store Corp.	0.47	317,354
				389,522
Rubber — 1.22%
405,754		Cheng Shin Rubber Ind. Co., Ltd.	1.22	825,433

Semiconductors — 19.04%
2,138,762		Advanced Semiconductor Engineering Inc.	2.51	1,703,836
349,346		MediaTek Inc.	7.23	4,909,669
100,851		Powertech Technology Inc.	0.42	282,217
495,193		Siliconware Precision Industries Co., Ltd.	0.79	539,064
2,566,284		Taiwan Semiconductor Manufacturing Co., Ltd.	7.11	4,830,090
1,494,397		United Microelectronics Corp.	0.98	666,033
				12,930,909

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Schedule of Investments (Continued) (Unaudited) / June 30, 2010

Shares		% of	U.S. Dollar
Steel — 4.77%		Net Assets	Value
3,418,696	China Steel Corp.	4.66	$3,164,132
96,004	Tung Ho Steel Enterprise Corp.	0.11	75,736
			3,239,868
Textiles — 1.28%
837,334	Far Eastern New Century Corp.	1.28	868,606

Transportation — 0.43%
151,000	U-Ming Marine Transport Corp.	0.43	288,892

Other Non-Tech — 2.26%
274,660	Giant Manufacturing Co., Ltd.	1.23	835,987
357,900	Merida Industry Co., Ltd.	0.74	501,321
250,696	Pou Chen Corp.	0.29	195,823
			1,533,131
TOTAl COMMON STOCK (COST $64,897,301)			67,864,351

SHORT TERM SECURITIES — 0.10%

Time Deposit — 0.10%
Citibank - London, 0.03%, Due 07/01/10		0.10	71,203

TOTAL SHORT-TERM SECURITIES (COST $71,203)			71,203

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE
(COST $64,968,504)		100.04	67,935,554

LIABILITIES (NET OF OTHER ASSETS)		(0.04)	(29,513)

NET ASSETS		100.00	$67,906,041

* Non-income producing: These stocks did not pay a cash dividend during the past year.

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
June 30, 2010 (Unaudited) (Expressed in U.S. Dollars)

Assets

Investments in securities at market value (Notes 2B, 2D, 3 and 7)
Common Stock (cost — $64,897,301)	$67,864,351
Short-term securities (cost — $71,203)	71,203
Total investment in securities at fair value (cost — $64,968,504)	67,935,554

Cash	142,996
Foreign cash (cost — $6,017)	6,007
Dividend receivable	14,910
Prepaid expenses and other assets	188,560
Total assets	68,288,027

Liabilities

Professional fees payable	186,779
Management fee payable (Note 4)	61,665
Shareholder communication fees payable	41,513
Administration fee payable (Note 5)	24,873
Custodian fee payable (Note 6)	11,005
Other accrued expenses	56,151
Total liabilities	381,986

Net assets	$67,906,041

Components of net assets

Par value of shares of beneficial interest (Note 8)	$111,995
Additional paid-in capital (Note 8)	88,827,884
Accumulated net investment income	58,847,304
Accumulated net realized loss on investments and foreign currency transactions	(43,002,670)
Unrealized net appreciation on investments (Note 7)	2,967,050
Cumulative translation adjustment (Note 2F)	(39,845,522)

Net assets	$67,906,041

Net asset value per share (11,199,520 shares issued and outstanding, par value $0.01)	$6.06

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited) (Expressed in U.S. Dollars)

Investment income (Notes 2B, 2D)
Dividends	$153,469
Interest and other income	207
153,676

Republic of China taxes (Note 2H)	(48,089)

105,587
Expenses
Management fee (Note 4)	458,822
Shareholder communication expenses	144,023
Trustee fees and expenses	117,040
Audit and tax fee	67,521
Administrative fee (Note 5)	57,546
Custodian fee (Note 6)	55,595
Insurance expenses	49,292
Legal fees and expenses	48,767
Other expenses	56,082
1,054,688

Net investment loss	(949,101)

Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2F and 7)
Net realized gain (loss) on:
investments (including short-term securities)	334,593
foreign currency transactions	(7,046)
Net realized gain on investments and foreign currency transactions	327,547

Net changes in unrealized depreciation on:
investments	(11,776,189)
translation of assets and liabilities in foreign currencies	(551,194)
Net unrealized depreciation on investments and foreign currency transactions	(12,327,383)

Net realized and unrealized loss from investments and foreign currencies	(11,999,836)

Net decrease in net assets resulting from operations	$(12,948,937)

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Changes in Net Assets
For the Six Months Ended June 30, 2010 and the Year Ended December 31, 2009 (Expressed in U.S. Dollars)

	Six Months	Year Ended
	Ended June 30,	December 31,
	2010 (Unaudited)	2009
Net increase (decrease) in net assets resulting from operations
Net investment loss	$(949,101)	$(436,113)
Net realized gain on investments and foreign
currency transactions	327,547	1,328,719
Unrealized appreciation (depreciation) on investments	(11,776,189)	39,826,892
Unrealized appreciation (depreciation) on translation of
assets and liabilities in foreign currencies	(551,194)	1,559,690

Net increase (decrease) in net assets resulting from operations	(12,948,937)	42,279,188

Capital share transactions:
Cost of semi-annual repurchase offer (Note 8B)	(3,737,100)	(7,406,801)
Net increase (decrease) in net assets	(16,686,037)	34,872,387

Net assets, beginning of period	84,592,078	49,719,691

Net assets, end of period	$67,906,041	$84,592,078

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Six Months Ended
	June 30, 2010	Years Ended December 31,
	(Unaudited)	2009	2008	2007		2006	2005
Per share operating performance:
Net asset value, beginning of period	$7.18	$3.81	$8.02	$7.07		$5.87	$5.37

Net investment income (loss) (a)	(0.08)	(0.03)	0.15	0.02		0.01	0.05
Net realized and unrealized gain (loss)
on investments	(0.97)	3.24	(4.21)	0.92		1.21	0.65
Net realized and unrealized
appreciation (depreciation) on
translation of foreign currencies	(0.08)	0.15	(0.16)	(0.01)		(0.03)	(0.25)

Total from investment operations	(1.13)	3.36	(4.22)	0.93		1.19	0.45

Distributions to Shareholders from:
Net investment income*	—	—	—	—		—	—

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01 (a)	0.01 (a)	0.01 (a)	0.02	(a)	0.01	0.05

Net asset value, end of period	$6.06	$7.18	$3.81	$8.02		$7.07	$5.87

Per share market price, end of period	5.55	6.36	3.53	7.23		6.61	5.30

Total investment return (%):
Based on Trust's market price	(12.74)	80.18	(51.18)	9.38		24.72	8.16
Based on Trust's net asset value	(15.60)	88.45	(52.49)	13.44		20.44	9.31
U.S. $ return of Taiwan Stock
Exchange Index**	(11.02)	82.88	(46.66)	9.23		20.35	3.03

Ratios and supplemental data:
Net assets, end of period (in thousands)	$67,906	$84,592	$49,720	$116,031		$113,391	$104,364
Ratio of expenses to average net assets (%)	1.34 †	2.80	2.37	2.30		2.55	2.12
Ratio of net investment income (loss) to
average net assets (%)	(1.20)†	(0.64)	2.29	0.28		0.22	0.99
Portfolio turnover ratio (%)	2	11	22	26		24	16

(a)	Based on average monthly shares outstanding.
*	See Note 2G for information concerning the Trust's distribution policy.
**
Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

†	Not annualized.

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2010 (Expressed in U.S. Dollars) (Unaudited)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Fund” or the “Trust”) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange (“NYSE”) on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated. At the Annual Meeting of Shareholders held on August 21, 2007, shareholders approved an advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “NRC”), a company organized by employees of the Fund who had managed the Fund’s investments for the period from February 2004 to September 2007.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended December 4, 2009, the Trust’s shareholders will be asked to consider the conversion of the Trust to an open-end investment company at the 2010 annual meeting to be held at a date to be determined. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 8B).

On October 31, 2006, the Board of Trustees terminated the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission (the “ROC FSC”) to consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies

A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C — Lending of Portfolio Securities —The Trust may lend portfolio securities up to 33 1/3% of the market value of the Fund’s total assets to qualified broker-dealers or financial institutions. All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily. The Trust receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower. The Trust’s lending agency agreement with UBS Securities LLC (“UBS”), was terminated in October 2008, as UBS decided to exit the securities lending business. The Trust did not have securities on loan during the six month period ended June 30, 2010.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2010 (Expressed in U.S. Dollars) (Unaudited) (continued)

D — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2009, the Trust had $59,446,991 of capital loss carryover expire with a total loss carryover of $42,932,949 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011, $3,691,414 of such loss will expire on December 31, 2013 and $10,930,578 of such loss will expire on December 31, 2017.

In accordance with federal income tax regulations, the Trust expects to elect to defer currency losses of $1,636,206 realized on investment transactions from November 1, 2009 through December 31, 2009 and treat them as arising during the fiscal year ended December 31, 2010 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars (“U.S. $”) based on the closing market rate for U.S. $ in Taiwan at the end of the period. At June 30, 2010, that rate was NT$32.1975 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net realized capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on GAAP. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its net investment company taxable income and net capital gains to its shareholders.

Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years and has concluded that, as of December 31, 2009, no provision for income tax would be required in the Trust’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. The Trust did not receive any stock dividends for the six months ended June 30, 2010.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2010 (Expressed in U.S. Dollars) (Unaudited) (continued)

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax of $18,217 paid for the six months ended June 30, 2010.

I — Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes —ASC 470 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As required, the Trust implemented ASC 740 on January 1, 2007. Based on management’s evaluation, ASC 740 did not have a material impact on the Trust’s financial statements.

K — Fair Value Measurements and Disclosures— In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” This ASU will add new requirements for disclosures into and out of Levels I and II fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level III fair-valued measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level III reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009. The new disclosures for Level III activity are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that adoption will have on the Trust’s portfolio holdings disclosures.

The Trust values its investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurement. The changes to current practices resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurement. ASC 820 emphasizes that fair value is a market based measurement, not an entity specific measurement; as such, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the Trust (observable inputs) and (2) the Trust’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2010 (Expressed in U.S. Dollars) (Unaudited) (continued)

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at June 30, 2010 using the fair value hierarchy:

At June 30, 2010
	Level I*	Level II*	Level III	Total

Investments, at value	$67,935,554	-	-	$67,935,554

Common Stocks	67,864,351	-	-	67,864,351

Time Deposits	71,203	-	-	71,203

* At June 30, 2010, there were no transfers in or out of Level I and Level II fair value measurements.

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in NT$, changes in the relationship of the NT$ to the U.S.$ may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment Management

As described in Note 1, the Trust entered into an advisory agreement with NRC on October 1, 2007. Pursuant to the investment agreement, NRC is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust’s affairs. The Trust pays NRC a fee at an annual rate of 1.25% of the NAV of the Trust’s assets up to $150 million and 1.00% of such NAV in excess of $150 million.

Note 5 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or service is purchased.

Note 6 — Custodian

BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Trust’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million up to $400 million and 0.11% of such Taiwan holdings equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 7 — Investments in Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2010, included $1,496,961 for stock purchases and $5,996,642 for stock sales, respectively.

At June 30, 2010, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At June 30, 2010, the unrealized appreciation of $2,967,050 for U.S. federal income tax purposes consisted of $11,555,561 of gross unrealized appreciation and $8,588,511 of gross unrealized depreciation.

Note 8 — Shares of Beneficial Interest

A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2010 (Expressed in U.S. Dollars) (Unaudited) (continued)

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and such share repurchases are made on the NYSE and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934, as amended. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the six months ended June 30, 2010, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it makes semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer is established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2009, the Trust accepted 653,128 shares for payment at a price of $5.08 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 24, 2009, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2009, the Trust accepted 620,472 shares for payment at a price of $6.59 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 16, 2009, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2010, the Trust accepted 589,448 shares for payment at a price of $6.34 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 21, 2010, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

On July 15, 2008, the Trust filed a Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future. On December 18, 2008, the Trust filed an amended Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future and on January 22, 2009; the Registration Statement was declared effective by the SEC. The Fund filed subsequent amendments for the same purpose on November 11, 2009, January 27, 2010 and May 14, 2010.

At June 30, 2010, 11,199,520 shares were outstanding.

Note 9 — Subsequent Events

Management of the Fund has performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

TAIWAN GREATER CHINA FUND
Additional Information (unaudited)

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion, President and Chief Executive Officer of the Fund has served as portfolio Manager responsible for the day to day management of the Fund since February 2004. Prior to October 1, 2007, Mr. Champion was employed directly by the Fund as the Portfolio Manager for the Fund. Since October 1, 2007, he has been employed by NCR, Investment Manager to serve as Portfolio Manager to the Fund. Mr. Champion was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 2000 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

NYSE Certification

In 2009, the Trust Chief Executive Officer provided to the NYSE the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards stating that he was unaware of any violations of such listing standards.

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Trust’s Board of Trustees. A summary of the voting policies may be found on the Trust’s website, www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the SEC, www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2010 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings

The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which is available on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC, 20549. To find out more about this public service, call the SEC at 1-800-SEC-0330.

The Trust issues a new monthly update each month, which can be viewed on the Trust’s website at www.taiwangreaterchinafund.com. Please call toll free 1-800-343-9567 for any further information.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Taiwan Greater China Fund:

We have reviewed the accompanying statement of assets and liabilities of Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of June 30, 2010, and the related statements of operations, changes in net assets, and financial highlights for the sixth-month period ended June 30, 2010. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public

Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended December 31, 2009 and financial highlights for each of the years in the five-year period ended December 31, 2009, and in our report dated February 25, 2010, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Boston, MA
August 26, 2010

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ITEM 2. CODE OF ETHICS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

8(a) Not applicable.  This item is only required in an annual report on this Form N-CSR.

8(b)  There has been no change, as of the date of filing, to the Portfolio Manager identified in response to paragraph (a) of this Item in the registrant’s most recent annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31	0	0	0	0
February 1 to February 28	0	0	0	0
March 1 to March 31	0	0	0	0

April 1 to April 30	0	0	0	0
May 1 to May 31	0	0	0	0
June 1 to June 30	(1) 589,448	$6.34	(1) 589,448	(2) 0
Total	589,448	$6.34	589,448	125,032

(1)	Shares repurchased under the registrant’s semi-annual repurchase offer.

(2)
In addition to the semi-annual repurchase offer, the registrant may repurchase up to 2,179,932 shares under a separate repurchase program (the “Repurchase Program”) which commenced on November 1, 2004. The Repurchase Program does not have an expiration date.  As of June 30, 2010, 125,032 shares may be purchased under the Repurchase Program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.  Code of Ethics required by Item 2 is only required in an annual report on this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3) The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by this report to 10 or more persons.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  September 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  September 9, 2010

By: /s/ Regina Foley
Name: Regina Foley
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date:  September 9, 2010